©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Fourth Quarter and Fiscal Year 2024 Review March 2025 Exhibit 99.2

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. Forward-Looking Statements and Disclaimers 2 Information in this presentation and the accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. All statements other than statements of historical fact included in this presentation and the accompanying oral presentation, including statements regarding, and guidance with respect to, our strategy, future operations, financial position, projected costs, our future financial and operational performance, prospects, market size and growth opportunities, future economic conditions, competitive position, strategic initiatives, development or delivery of new or enhanced solutions, technological capabilities, plans, and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These forward-looking statements reflect our predictions, expectations, or forecasts. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to economic and market conditions, including interest rate fluctuations; our ability to retain and attract customers; our ability to expand and evolve our offerings, features, and functionalities or respond to rapid technological changes, including anticipated results of those offerings, features, and functionalities for our customers; our ability to identify and integrate strategic initiatives; our stock repurchase programs, including the execution and amount of repurchases; our ability to compete in a highly-fragmented and competitive landscape; market demand for our products and solutions; our ability to drive demand and accelerate revenue growth; our ability to effectively implement, integrate, and service our customers; our ability to retain and attract product partners; the benefit to us and our customers of integrations with our product partners; our future financial performance, including, but not limited to, trends in revenue, costs of revenue, gross profit or gross margin, operating expenses, and number of customers; and our high levels of indebtedness; as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Information in this presentation and the accompanying oral presentation, including any statements regarding MeridianLink’s customer data and other metrics, is based on data and analyses from various sources as of December 31, 2024, unless otherwise indicated. This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. MeridianLink uses its investor relations website (https://ir.meridianlink.com), press releases, SEC filings, public conference calls and webcasts, blog posts on its website, as well as its social media channels, such as its LinkedIn page (www.linkedin.com/company/meridianlink), X (formerly Twitter) feed (@meridianlink), and Facebook page (www.facebook.com/MeridianLink/), as a means of disclosing material information and for complying with its disclosure obligations under Regulation FD. Information contained on or accessible through the websites is not incorporated by reference into this presentation, and links for these websites are inactive textual references only. Copyright Notice: All copyrightable text and graphics, the selection, arrangement, and presentation of all materials (including information in the public domain) are ©2025 MeridianLink, Inc. All rights reserved. This presentation includes trademarks, which are protected under applicable intellectual property laws and are the property of MeridianLink, Inc. or its subsidiaries. This presentation may also contain trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of MeridianLink. Solely for convenience, trademarks and trade names may appear without the ® or symbols, but such references are not intended to indicate that, with respect to our intellectual property, we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks and trade names.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 3 Q4’24 in Review • Delivered solid Q4 results with accelerated revenue growth, expanded profitability, and improved cash flow conversion • Continued execution of “land and expand” strategy as new and existing customers choose MeridianLink® One for their digital transformation • Achieved best new logo quarter in two years, increasing new customer bookings nearly 40% year-over-year • 15 customers selected MeridianLink® Access, demonstrating continued demand for our enhanced Point-of-Sale solution • Sustained strong ACV release, showcasing our Services team’s continued focus on streamlining delivery • New Share-of-Wallet add-on for MeridianLink® Consumer and Opening customers that enables customer cross-sell campaigns • Launched partnership with ScoreNavigator, an advanced credit report analysis tool Note: We reference bookings, which is an internal operational measure of the business. Bookings is defined as the minimum annual contracted value, or ACV, of newly sold capabilities of our software-as-a-service, or SaaS, products and professional services orders, inclusive of any corresponding fees owed to Third Parties. We reference ACV and ACV release. IIn any given period, ACV represents the minimum annualized SaaS revenue commitment from fully activated contracts in effect for customers at the end of the applicable period. ACV release is the portion of ACV that is recognized as subscription revenue throughout the twelve-month period beginning on the date after our software solutions are fully implemented.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 4 Q4 2024 Financial Highlights Solid quarter of profitability, accelerating revenue growth, and improving cash flow Adjusted EBITDA, Adjusted Gross Profit, and Free Cash Flow are non-GAAP measures. For a definition and reconciliation of non-GAAP measures, please refer to the Appendix. YoY growth represents year-over-year growth from Q4’23 to Q4’24. (1) Adj. gross profit is calculated by subtracting non-GAAP cost of revenue from net revenues. Adj. gross margin represents adj. gross profit as a percentage of revenues. (2) Adj. EBITDA margin represents adj. EBITDA as a percentage of revenues. (3) Free cash flow margin represents free cash flow as a percentage of revenues. $79.4M Total Revenue 7% YoY growth 15% Free Cash Flow Margin(3) 225bps YoY growth 74% Adj. Gross Margin(1) 37bps YoY growth 42% Adj. EBITDA Margin(2) 28bps YoY growth GROWTH & SCALE ATTRACTIVE MARGIN AND CASH FLOW PROFILE

Q4 2024 Business & Operating Highlights

CROSS-SELL MOMENTUM

EXISTING
Consumer Lending bank customer with
$9B in Assets

+

meridianlink business
meridianlink access
Automated Decisioning

FOR A TOTAL OF
6 MODULES

"This is a great example of the opportunity that MeridianLink One presents to deepen and expand existing relationships. Of note, this Access win was one of 15 in the fourth quarter, more than tripling customer wins year-over-year." – Larry Katz, President

NEW LOGO WINS

40%

BEST NEW LOGO QUARTER IN TWO YEARS:
Increasing nearly 40% year-over-year

$8B AUM bank win

meridianlink consumer + meridianlink mortgage

"With visibility across the entire consumer debt wallet, this customer is also leveraging our patented debt optimization capability to maximize acceptance rates and deepen relationships with clients." – Larry Katz, President

PLATFORM EXPANSION

NEW **SHARE-OF-WALLET** ADD-ON FOR

meridianlink consumer + meridianlink opening

fed choice

FedChoice's cross-sell campaigns hit conversion rates of up to **9%** with the Share-of-Wallet add-on.

NEW PARTNERSHIP

ScoreNavigator

A platform for loan officers to assess creditworthiness and help consumers improve credit during the application process, therefore increasing lender application approvals.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. MortgageMortgage $7 $7 $8 $9 Q4'23A Q4'24A 57%56% $15 $16 $52 $57 $8 $7 Q4'23A Q4'24A 11%13% $59 $64 $62 $65 $10 $11 $2 $3 Q4'23A Q4'24A 82%83% $75 $79 6 Q4 2024 Revenue Drivers Revenue by Source ($ millions) Subscription Professional Services OtherSubscription Fees Lending Software Solutions Data Verification Software Solutions MortgageNon-Mortgage MortgageNon-Mortgage Revenue by Solution Type Note: Financial data as of the three months ended December 31st, 2023 or December 31st, 2024 as noted. Subtotals may not add to totals due to rounding.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $55 $58 $56 $59 $59 $61 $62 $63 $64 $49 $51 $48 $52 $52 $54 $55 $56 $57 Q4 2022A Q1 2023A Q2 2023A Q3 2023A Q4 2023A Q1 2024A Q2 2024A Q3 2024A Q4 2024A 7 Lending Solutions Growing High Single-Digits at Scale Lending Software Solutions Revenue Non-Mortgage Lending Software Solutions Revenue YoY Non-Mortgage Lending Software Solutions Revenue Growth¹ ($ millions) (1) YoY Growth is calculated as the quarter financial performance divided by financial performance of the same quarter in the prior year. YoY Lending Software Solutions Revenue Growth¹ 23% 13% 1% 6% 5% 6% 14% 26% 18% 8% 12% 8% 5% 11% 9% 7% 9% 7%

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $31 $33 42% 42% Q4'23A Q4'24A $113 $131 37% 41% FY2023A FY2024A $55 $59 74% 74% Q4'23A Q4'24A $217 $232 72% 73% FY2023A FY2024A 8 Attractive Margin Profile Driven by Cost Discipline Adj. Gross Profit ($ millions) Adj. EBITDA ($ millions) Adj. EBITDA Adj. EBITDA Margin Note: For a definition and reconciliation of Adjusted Gross Profit and Adjusted EBITDA, please refer to the Appendix. Adj. Gross Profit Adj. Gross Profit Margin

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $8 $11 11% 14% Q4'23A Q4'24A $36 $41 12% 13% FY2023A FY2024A $9 $7 12% 9% Q4'23A Q4'24A $40 $29 13% 9% FY2023A FY2024A $8 $9 11% 11% Q4'23A Q4'24A $32 $36 10% 11% FY2023A FY2024A 9 Re-Allocating Costs Through Macro Uncertainty Non-GAAP Research & DevelopmentNon-GAAP Sales & Marketing ($ millions)($ millions) S&M of Revenue R&D of Revenue Note: For a definition and reconciliation of non-GAAP operating expenses, please refer to the Appendix. Non-GAAP General & Administrative ($ millions) G&A of Revenue

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. $10 $12 13% 15% Q4'23A Q4'24A $58 $70 19% 22% FY2023A FY2024A $15 $18 20% 22% Q4'23A Q4'24A $51 $68 17% 21% FY2023A FY2024A Note: Non-GAAP operating income and Free Cash Flow are non-GAAP measures. Non-GAAP operating margin represents non-GAAP operating income as a percentage of revenues. Free Cash Flow margin represents Free Cash Flow as a percentage of revenues. For a definition and reconciliation of non-GAAP operating income and Free Cash Flow, please refer to the Appendix. 10 Strong Operating Income & Free Cash Flow Generation Non-GAAP Operating Income Free Cash Flow ($ millions) Non-GAAP Operating Income Non-GAAP Operating Margin Free Cash Flow Free Cash Flow Margin ($ millions)

Guidance Update

Guidance Update		Year Ended December 31, 2025	
($ in thousands)	**2024A**	**Low** (Estimated)	**High** (Estimated)
Revenue	$316,298	$326,000	$334,000
Growth	*4%*	*3%*	*6%*
Adj. EBITDA(1)	130,704	131,500	137,500
Growth	*16%*	*1%*	*5%*
Margin(1)	*41%*	*40%*	*41%*

Note: This forecasted financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this forecasted financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

(1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 12 Appendix

Q4 2024 Performance

($ in thousands)	Q4 2023A	Q4 2024A	Delta
Consolidated Statements of Operations Data			
Revenue	$74,579	$79,437	$4,858
Gross profit	49,549	52,808	3,259
Gross margin	*66.4%*	*66.5%*	*0.1%*
Net (loss)	(29,574)	(7,745)	21,829
Net (loss) margin	*(39.7)%*	*(9.7)%*	*30.0%*
Non-GAAP Financial Data			
Adj. EBITDA(1)	31,102	33,352	2,250
Adj. EBITDA margin(1)	*41.7%*	*42.0%*	*0.3%*
Free cash flow(2)	9,636	12,050	2,414
Free cash flow margin(2)	*12.9%*	*15.2%*	*2.3%*

Note: This financial information has been prepared by and is the responsibility of our management. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary financial data or the accounting treatment thereof and does not express an opinion or any other form of assurance with respect thereto.

(1) Adj. EBITDA is a non-GAAP measure. Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues. For a definition and reconciliation of Adj. EBITDA, please refer to the Appendix.
(2) Free cash flow is a non-GAAP measure. Free cash flow margin represents free cash flow as a percentage of revenues. For a definition and reconciliation of free cash flow, please refer to the Appendix.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.©2025 MERIDIA LINK, INC. ALL IGHTS RESERVED. Non-GAAP Financial Measures 14 To supplement the financial measures presented in accordance with United States generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and Free Cash Flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided: • Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges and gains in connection with litigation unrelated to our core business, expenses related to debt modification, restructuring related costs, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, and third party acquisition related costs. Non-GAAP operating margin is Non-GAAP operating income (loss) divided by total GAAP revenue. • Adjusted EBITDA: GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization of intangible assets, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges and gains in connection with litigation unrelated to our core business, expenses related to debt modification, restructuring related costs, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, third party acquisition-related costs and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. Deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was recognized on a straight line basis through December 31, 2023. Non-GAAP Adjusted EBITDA margin is Non-GAAP Adjusted EBITDA divided by total GAAP revenue. • Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology. • Adjusted gross profit: GAAP net revenues less non-GAAP cost of revenue. Adjusted gross profit margin represents adjusted gross profit divided by total GAAP revenue. • Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges in connection with litigation unrelated to our core business, expenses related to debt modification, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, third party acquisition related costs, and depreciation and amortization of intangible assets, as applicable. • Free cash flow: GAAP cash flow provided by operating activities less GAAP purchases of property and equipment (Capital Expenditures) and GAAP capitalized software additions (Capitalized Software). Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are included in the Appendix of this presentation. No reconciliation to the most comparable GAAP measure is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort due to market-related assumptions that are not within our control as well as certain legal or advisory costs, tax costs or other costs that may arise. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Financial Reconciliations

Non-GAAP Adjusted EBITDA[1]

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
Reconciliation of Net Income (Loss) to Adjusted EBITDA[1]				
Net loss	($42,539)	($29,772)	($29,574)	($7,745)
(+) Interest expense	38,158	38,424	10,031	8,880
(+/-) (Benefit from) provision for income taxes[3]	23,943	908	27,761	(352)
(+) Depreciation & amortization of intangible assets	57,829	58,252	14,441	14,563
(+) Share-based compensation expense	31,213	51,362	8,335	16,672
(+) Employer payroll taxes on employee stock transactions	687	1,587	89	356
(+) Expenses associated with public offering	–	2,114	–	–
(+) Litigation-related charges[4]	–	1,692	–	–
(+) Expenses related to debt modification	–	473	–	–
(+) Restructuring related costs[5]	3,621	4,040	–	(139)
(+) Expenses associated with material weakness remediation[6]	–	1,347	–	840
(+) Acquisition related costs	–	277	–	277
(+) Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	78	–	19	–
Adjusted EBITDA[1]	**$112,990**	**$130,704**	**$31,102**	**$33,352**
Net loss margin	*(14)%*	*(9)%*	*(3)%*	*(9)%*
Adjusted EBITDA margin[2]	*37%*	*41%*	*39%*	*42%*

(1) We define Adj. EBITDA as net income (loss) before interest expense, provision for income taxes, depreciation and amortization of intangible assets, share-based compensation expense, employer payroll taxes on employee stock transactions, expenses associated with our public offering, charges and gains in connection with litigation unrelated to our core business, expenses related to debt modification, restructuring related costs, expenses for services performed by a third party consultant relating to efforts to remediate our material weakness, third party acquisition-related costs and deferred revenue reductions from purchase accounting for acquisitions

(2) Adj. EBITDA margin represents Adj. EBITDA as a percentage of revenues.

(3) 2023 reflects the initial recording of a non-cash tax expense of $29.4M for a partial valuation allowance on certain deferred tax assets.

(4) Litigation-related charges pertains to litigation settlements and related legal fees. During the year ended December 31, 2024, we incurred $1.5 million in settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. During the year ended December 31, 2024, we recognized a $0.2 million gain on a favorable litigation settlement. The gain was recognized in interest and other income on our consolidated statements of operations.

(5) Restructuring related costs for the year ended December 31, 2024 and 2023 are inclusive of net acceleration (forfeitures) of share-based compensation associated with restructuring in the amount of ($0.0 million) and ($0.7 million), respectively.

(6) Expenses for services performed by a third party consultant related to efforts to remediate our previously identified material weakness.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

15

Financial Reconciliations (Cont'd)

Adjusted Gross Profit

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
Revenues, net	$303,617	$316,298	$74,579	$79,437
Cost of revenue	108,491	108,528	25,030	26,629
(-) Share-based compensation expense	3,848	4,705	930	1,308
(-) Employer payroll taxes on employee stock transactions	157	277	21	48
(-) Amortization of developed technology	18,129	19,255	4,641	4,863
Non-GAAP cost of revenue	86,357	84,291	19,438	20,410
Adjusted gross profit	**$217,260**	**$232,007**	**$55,141**	**$59,027**
GAAP gross margin	*64%*	*66%*	*66%*	*66%*
Adjusted gross margin	*72%*	*73%*	*74%*	*74%*

Non-GAAP Operating Income

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
Operating income (loss)	$15,533	$4,636	$6,785	($178)
(+) Share-based compensation expense	31,213	51,362	8,335	16,672
(+) Employer payroll taxes on employee stock transactions	687	1,587	89	356
(+) Expenses associated with public offering	–	2,114	–	–
(+) Litigation-related charges(1)	–	1,864	–	–
(+) Expenses related to debt modification	–	473	–	–
(+) Restructuring related costs(2)	3,621	4,040	–	(139)
(+) Expenses associated with material weakness remediation(3)	–	1,347	–	840
(+) Acquisition related costs	–	277	–	277
Non-GAAP operating income	$51,054	$67,700	$15,209	$17,828
GAAP operating margin	*5%*	*1%*	*9%*	*0%*
Non-GAAP operating margin	*17%*	*21%*	*20%*	*22%*

(1) Litigation-related charges pertains to litigation settlements and related legal fees. During the year ended December 31, 2024, we incurred $1.5 million in settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. During the year ended December 31, 2024, we recognized a $0.2 million gain on a favorable litigation settlement. The gain was recognized in interest and other income on our consolidated statements of operations.

(2) Restructuring related costs for the year ended December 31, 2024 and 2023 are inclusive of net acceleration (forfeitures) of share-based compensation associated with restructuring in the amount of ($0.0 million) and ($0.7 million), respectively.

(3) Expenses for services performed by a third party consultant related to efforts to remediate our previously identified material weakness.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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Financial Reconciliations (Cont'd)

Non-GAAP General and Administrative Expense

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
General and administrative	$92,663	$116,458	$22,481	$32,393
(-) Share-based compensation expense	16,456	29,984	4,519	10,297
(-) Employer payroll taxes on employee stock transactions	246	641	30	210
(-) Expenses associated with public offering	–	2,114	–	–
(-) Litigation-related charges[(1)]	–	1,864	–	–
(-) Expenses related to debt modification	–	473	–	–
(-) Expenses associated with the material weakness remediation[(2)]	–	1,347	–	840
(-) Acquisition related costs	–	277	–	277
(-) Depreciation expense	1,860	1,358	381	293
(-) Amortization of intangibles assets	37,840	37,639	9,419	9,407
Non-GAAP general and administrative	**$36,261**	**$40,761**	**$8,132**	**$11,069**
GAAP general and administrative as a % of revenue	*31%*	*37%*	*30%*	*41%*
Non-GAAP general and administrative as a % of revenue	*12%*	*13%*	*11%*	*14%*

Non-GAAP Research and Development Expense

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
Research and development	$47,517	$39,454	$10,703	$10,045
(-) Share-based compensation expense	7,060	9,663	1,692	3,000
(-) Employer payroll taxes on employee stock transactions	189	383	26	60
Non-GAAP research and development	**$40,268**	**$29,408**	**$8,985**	**$6,985**
GAAP research and development as a % of revenue	*16%*	*12%*	*14%*	*13%*
Non-GAAP research and development as a % of revenue	*13%*	*9%*	*12%*	*9%*

Non-GAAP Sales and Marketing Expense

($ in thousands)	2023A	2024A	Q4'23A	Q4'24A
Sales and marketing	$35,792	$43,182	$9,580	$10,687
(-) Share-based compensation expense	3,849	7,010	1,194	2,067
(-) Employer payroll taxes on employee stock transactions	95	286	12	38
Non-GAAP sales and marketing	**$31,848**	**$35,886**	**$8,374**	**$8,582**
GAAP sales and marketing as a % of revenue	*12%*	*14%*	*13%*	*13%*
Non-GAAP sales and marketing as a % of revenue	*10%*	*11%*	*11%*	*11%*

(1) Litigation-related charges pertains to litigation settlements and related legal fees. During the year ended December 31, 2024, we incurred $1.5 million in settlements of class action lawsuits and $0.4 million related to third-party legal fees directly related to the settlements. During the year ended December 31, 2024, we recognized a $0.2 million gain on a favorable litigation settlement. The gain was recognized in interest and other income on our consolidated statements of operations.

(2) Expenses for services performed by a third party consultant related to efforts to remediate our previously identified material weakness.

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED.

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©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 18 Balance Sheet Highlights ($ in thousands) 2023A 2024A Total current assets $124,427 $138,160 Property and equipment, net 3,337 2,167 Intangible assets, net 251,060 201,522 Goodwill 610,063 610,063 Other assets 7,364 9,421 Total assets $996,251 $961,333 Total current liabilities $55,844 $57,029 Long-term debt, net of debt issuance costs 420,004 464,922 Other liabilities 12,156 11,889 Total liabilities $488,004 $533,840 Total stockholders’ equity 508,247 427,493 Total liabilities and stockholders’ equity $996,251 $961,333

©2025 MERIDIANLINK, INC. ALL RIGHTS RESERVED. 19 FCF & Net Leverage ($ in thousands) 2023A 2024A Term loan $427,388 $472,728 (-) Debt issuance costs 3,842 4,128 (-) Cash and cash equivalents 80,441 92,765 Net Leverage $343,105 $375,835 LTM Adjusted EBITDA 112,990 130,704 Leverage multiple 3.0x 2.9x ($ in thousands) 2023A 2024A Q4’23A Q4’24A Net cash provided by operating activities $67,964 $77,802 $12,478 $13,813 (-) Capital expenditures 943 367 596 154 (-) Capitalized software 9,250 7,092 2,246 1,609 Non-GAAP free cash flow $57,771 $70,343 $9,636 $12,050 Net cash provided by operating activities as a % of revenue 22% 25% 17% 17% Free cash flow as a % of revenue 19% 22% 13% 15% Free Cash Flow Net Leverage

Financial Supplement

Annual Recurring Revenue (ARR)[1]

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Lending software solutions	$182.3	$185.5	$186.4	$188.1	$189.2	$191.1	$193.7	$195.5	$199.8
Data verification software solutions	$ 77.1	$ 73.4	$ 71.3	$ 69.3	$ 68.4	$ 65.3	$ 63.6	$ 63.8	$ 64.4
Total	$259.4	$258.9	$257.7	$257.4	$257.5	$256.4	$257.3	$259.3	$264.2

Net Retention Rate[2]

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Lending software solutions	113.1%	113.3%	108.9%	106.0%	101.4%	101.1%	101.9%	101.9%	104.5%
Data verification software solutions	87.0%	84.0%	83.5%	84.3%	88.5%	90.3%	89.9%	92.0%	93.9%
Total	103.4%	102.6%	100.0%	98.8%	97.5%	98.1%	98.6%	99.2%	101.6%

Total Customer[3] Count

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Lending software solutions	1,606	1,603	1,594	1,588	1,567	1,555	1,544	1,531	1,520
Data verification software solutions	427	430	436	435	429	430	430	430	432
Total	2,033	2,033	2,030	2,023	1,996	1,985	1,974	1,961	1,952

Organic Customer Growth Rate[4]

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Lending software solutions	2.8%	1.5%	0.1%	(0.9)%	(2.4)%	(3.0)%	(3.1)%	(3.6)%	(3.0)%
Data verification software solutions	0.5%	1.9%	2.1%	0.9%	0.5%	—	(1.4)%	(1.1)%	0.7%
Total	2.3%	1.6%	0.5%	(0.5)%	(1.8)%	(2.4)%	(2.8)%	(3.1)%	(2.2)%

(1) Annual Recurring Revenue, or ARR, is calculated as the total subscription fee revenues calculated in the latest twelve-month measurement period for those revenue-generating entities in place throughout the entire twelve-month measurement period plus the subscription fee revenues calculated on an annualized basis from new entity activations in the measurement period.
(2) ARR Net Retention Rate is calculated as the total ARR in the latest twelve-month period from the revenue-generating entities in place as of the prior-year period, expressed as a percentage of the total ARR for the prior-year period from the same cohort of entities.
(3) Customer defined as a legal entity that has a contractual relationship with us to use our software solutions.
(4) Organic Customer Growth Rate is the percentage increase in the number of total customers on the last day of the measurement period compared to the number of total customers on the day twelve months prior to the measurement date, which measures the change in total customers, net of both customer terminations and customer additions between the respective measurement periods.

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